UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 10, 2014

FedEx Corporation

(Exact name of registrant as specified in its charter)

Commission file number 1-15829

Delaware	62-1721435
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code:  (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.02.                  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  Election of New Director: On March 10, 2014, the Board of Directors of FedEx Corporation elected Marvin R. Ellison as a director, effective immediately.  The Board also appointed Mr. Ellison as a member of its Compensation Committee.  A copy of FedEx’s press release announcing Mr. Ellison’s election is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Mr. Ellison was elected for a term expiring at the annual meeting of stockholders in September 2014, at which time his continued Board service will be subject to renomination and stockholder approval.  With the election of Mr. Ellison, the size of the Board of Directors is now 13 members.

The Board of Directors has determined that Mr. Ellison is independent and meets the applicable independence requirements of the New York Stock Exchange and the Board’s more stringent standards for determining director independence.  There have been no transactions since the beginning of FedEx’s last fiscal year, and there are no currently proposed transactions, in which FedEx was or is to be a participant and in which Mr. Ellison or any member of his immediate family had or will have any interest, that are required to be reported under Item 404(a) of Regulation S-K.

The selection of Mr. Ellison was not pursuant to any arrangement or understanding between him and any other person.

Mr. Ellison will be compensated in accordance with the previously disclosed compensation program for FedEx’s non-management (outside) directors.  Accordingly, he received a stock option for 1,753 shares of FedEx common stock and a prorated annual retainer payment upon his election to the Board.

Item 5.03.                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 10, 2014, the Board of Directors of FedEx approved amendments to the Amended and Restated Bylaws of FedEx (the “Bylaws”), effective immediately, as described below.

Former Article II, Section 12, the advance notice provision, was separated into three sections, Article II, Sections 12, 13 and 14.  There were no substantive changes to the advance notice provision.  The Board also approved certain technical corrections and non-substantive changes to the Bylaws.

The foregoing summary is qualified in its entirety by reference to the text of the Amended and Restated Bylaws as adopted and effective as of March 10, 2014.  The Amended and Restated Bylaws as adopted and effective as of March 10, 2014, and a copy marked to show changes from the prior Amended and Restated Bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference herein.

SECTION. 9 FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.       Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Bylaws of FedEx Corporation.

3.2	Amended and Restated Bylaws of FedEx Corporation, marked to show amendments effective as of March 10, 2014.

99.1	Press Release of FedEx Corporation dated March 10, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: March 10, 2014	By:	/s/ Christine P. Richards
Christine P. Richards
Executive Vice President, General Counsel and
Secretary

EXHIBIT INDEX

Exhibit
Number	Description

3.1	Amended and Restated Bylaws of FedEx Corporation.

3.2	Amended and Restated Bylaws of FedEx Corporation, marked to show amendments effective as of March 10, 2014.

99.1	Press Release of FedEx Corporation dated March 10, 2014.

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